Highland Global Allocation Fund (the Fund)
Item G.1.a.i. - Legal Proceedings
Matter 1: Susan Lanotte, derivatively on behalf of Highland Global Allocation Fund, and on behalf of herself and all other similarly situation v. Highland Capital Management Fund Advisors, L.P., Timothy Hui, Bryan Ward, Bob Froehlich, John Honis, and Ethan Powel and Highland Global Allocation Fund as Nominal Defendant, 3:18-cv-02360-M, United States
District Court, Northern District of Texas, Dallas Division. Shareholder derivative and class action. Defendants Motion to Dismiss is pending.
Matter 2: Ocean Rig (RMI). Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund,
Highland Loan Master Fund, L.P., Highland Opportunistic
Credit Fund, and NexPoint Credit Strategies Fund v. Dryships, Inc., Ocean Rig Investments Inc., TMS Offshore Services, Ltd., Sifnos Shareholders, Inc., Agon Shipping, Inc., Antonios Kandylidis, and George Economou, Civil Action No. 2017-198 in the High Court of the Republic of the Marshall Islands. Claim for fraudulent transfer by creditors of Ocean Rig UDW against the insiders/equity sponsors of Ocean Rig UDW. Currently under appeal.
Matter 3: Stradley Ronon Stevens & Young, LLP v. Highland Funds I, Highland Funds II, Highland Floating Rate Opportunities Fund, Highland Global Allocation Fund,
NexPoint Strategic Opportunities Fund, NexPoint Capital, Inc., NexPoint Real Estate Strategies Fund, NexPoint Discount Strategies Fund, NexPoint Strategic Income Fund, NexPoint Energy Opportunities Fund, NexPoint Healthcare
Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Event-Driven Fund, Dr. Bob Froehlich, John
W. Honis, Timothy K. Hui, Ethan K. Powell, Bryan A. Ward, Court of Common Pleas Philadelphia County; Case ID:
181101406. Claim for breach of contract, promissory estoppel, and unjust enrichment for failure to pay for legal services.